 PROSPECTUS   May 1, 1999 as supplemented through October 8, 1999


A Portfolio of
MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                 [MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS LOGO APPEARS HERE]


 MID CAP GROWTH PORTFOLIO
 Long-term capital growth by investing primarily in common stocks and other equity securities.





Investment Adviser    Miller Anderson & Sherrerd, LLP

Distributor           Morgan Stanley & Co. Incorporated


 Morgan Stanley Dean Witter Universal Funds, Inc. (the "Fund") is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors. The Mid Cap Growth Portfolio (the "Portfolio") is one portfolio of the Fund managed by Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser"), an affiliate of Morgan Stanley Dean Witter Investment Management Inc.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

 TABLE OF CONTENTS

INVESTMENT SUMMARY

 Mid Cap Growth Portfolio                  1

 Additional Risk Factors and Information   2
INVESTMENT ADVISER                         3

MANAGEMENT FEE                             3

PORTFOLIO MANAGERS                         4

SHAREHOLDER INFORMATION                    5

INVESTMENT SUMMARY
   MID CAP GROWTH PORTFOLIO

The Mid Cap Growth Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities.

Approach
The Adviser particularly focuses on the expectations of stock analysts and invests the Portfolio in stocks of companies that it believes will report earnings growth exceeding analysts' expectations. The equity capitalization of these companies will generally match those in the S&P MidCap 400 Index (currently $500 million to $6 billion). The Portfolio may invest to a limited extent in foreign equity securities.

Process
The Adviser uses a quantitative screen to sort stocks based on revisions to analysts' earnings predictions. The Adviser then conducts extensive fundamental research into those companies with the most attractive earnings revisions. Finally, the Adviser evaluates the valuation of the stocks to eliminate from consideration the most overvalued stocks. The Adviser also follows a strict sell discipline. The Portfolio sells stocks when their earnings revision scores fall to unacceptable levels, fundamental research reveals unfavorable trends, or their valuations exceed levels that are reasonable in relation to the stocks' growth prospects.

Risk
Investing in the Portfolio may be appropriate for you if you are willing to accept the risk and uncertainties of investing in mid-cap equity securities in the hope of earning superior total returns. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events which affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). As a result of this price volatility, there is a risk that you may lose money by investing in the Portfolio. Investments in smaller companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Certain market conditions may favor growth stocks or stocks of mid-sized companies, while other conditions may favor value stocks or stocks of larger or smaller companies. Accordingly, a portfolio of mid- cap growth stocks may, over certain periods of time, underperform a portfolio of value stocks or stocks of larger or smaller companies.





There is no performance information for the Mid Cap Growth Portfolio since it has not commenced operations as of the date of this Prospectus.

INVESTMENT SUMMARY

 ADDITIONAL RISK FACTORS AND INFORMATION

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio's investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI") which is legally part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price volatility
The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries and companies. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown superior gains, although they have tended to be more volatile than fixed income securities in the short term.

Foreign investing
Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may happen separately from and in response to events that do no otherwise affect the value of the security in the issuer's home country. The Adviser may invest in certain instruments, such as derivatives and may use certain techniques such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks or that it will succeed in doing so. The Adviser may use derivatives for other purposes such as gaining exposure to foreign markets.

Year 2000 risk
The advisory and distribution services that the Adviser and Morgan Stanley & Co. Incorporated ("Morgan Stanley") provide to the Fund depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and Morgan Stanley have been actively working on necessary changes to their own computer systems to deal with the year 2000 problem and expect that their systems will be adapted before that date. There can be no assurance, however, that they will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser and Morgan Stanley are monitoring their remedial efforts, however, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Portfolio invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Portfolio's investments may be adversely affected.

Temporary defensive investments
When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

Portfolio turnover
Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover will cause the Portfolio to incur additional transaction costs.

INVESTMENT ADVISER

MAS, with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428 provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. MAS is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"). MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. As of July 31, 1999, MAS and its institutional advisory affiliates had approximately $175 billion in assets under management or fiduciary advice.

MANAGEMENT FEE

The Adviser is entitled to receive a management fee at an annual percentage of the Portfolio's average daily net assets as follows:

  ASSETS                            FEE
----------------------------------------
  First $500 million               0.75%
----------------------------------------
  From $500 million to $1 billion  0.70%
----------------------------------------
  More than $1 billion             0.65%
----------------------------------------

However, the Adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.05% of its average daily assets. For purposes of determining the amount of the voluntary management fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.05%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

 PORTFOLIO MANAGERS
The following individuals have primary day-to-day portfolio management responsibility for the Portfolio:

MID CAP GROWTH PORTFOLIO
Arden C. Armstrong and Abhi Y. Kanitkar

Arden C. Armstrong, a Managing Director of Morgan Stanley, joined MAS in 1986. She assumed responsibility for the MAS Funds Mid Cap Growth Portfolio in 1990, the MAS Funds Growth Portfolio in 1993 and the MAS Funds Equity Portfolio in 1994. Ms. Armstrong received a B.A. (Magna Cum Laude) in Economics from Brown University, an M.B.A. from the Wharton School at University of Pennsylvania and is a Chartered Financial Analyst. Abhi Y. Kanitkar, a Vice-President of Morgan Stanley, joined MAS in 1994. He served as an Investment Analyst from 1993 through 1994 for Newbold's Asset Management and as Director & Investment Analyst from 1990 through 1993 for Kanitkar Investment Services, Inc. He assumed responsibility for the MAS Funds Mid Cap Growth Portfolio in 1996. Mr. Kanitkar received a B.S. (Magna Cum Laude, Tau Beta Pi) in Electrical Engineering from University of Michigan and an M.B.A. from the Wharton School at University of Pennsylvania. Ms. Armstrong and Mr. Kanitkar have shared primary responsibility for managing the Portfolio since its inception.

 SHAREHOLDER INFORMATION

Purchasing and selling Fund shares
Shares are offered on each day that the New York Stock Exchange (the "NYSE") is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts they establish to fund variable life insurance and variable annuity contracts and by other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

The price per share will be the net asset value (NAV) per share next determined after the Fund receives the insurance company's purchase order. In some cases, an insurance company's order may be executed at the NAV that was computed at the close of the previous business day. NAV for one share is the value of that share's portion of all of the assets in the Portfolio. The Fund determines the net asset value for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business.

About net asset value
In calculating NAV, the Portfolio generally values its portfolio securities at their market price. If market prices are unavailable or the Portfolio thinks that they are unreliable because of events occurring after the close of trading, the Portfolio may determine fair value prices using methods approved by the Board of Directors. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

Dividends and distributions
The Portfolio distributes its investment income annually as dividends and makes distributions of capital gains, if any, at least annually.

Taxes
Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is summarized some important tax issues that affect the Portfolio and its shareholders. The summary is based on current tax laws, which may change.

The Portfolio expects that it will not have to pay income taxes if it distributes all of its income and gains. Net income and realized capital gains that the Portfolio distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

 WHERE TO FIND ADDITIONAL INFORMATION

Statement of Additional Information
In addition to this Prospectus, the Fund has an SAI, dated May 1, 1999, as supplemented through September 2, 1999, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports
The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports, when available, without charge by contacting the Fund at the toll-free number above or your insurance company.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington, D.C. (for information call 1-800-SEC-0330); (2) On-line: you may retrieve information from the Commission's web site at "http://www.sec.gov"; or (3) By mail; you may request documents, upon payment of a duplicating fee, by writing to Securities Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-7607.

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
           [MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC. LOGO APPEARS HERE] P.O. Box 2798
  Boston, Massachusetts 02208-2798

  For information call 1-800-281-2715

PROSPECTUS   May 1, 1999 as supplemented through October 8, 1999

  A Portfolio of

                 [MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS LOGO APPEARS HERE] MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.


Investment Adviser  Miller Anderson & Sherrerd, LLP

Distributor         Morgan Stanley & Co. Incorporated


 MID CAP VALUE PORTFOLIO
 Above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.



 Morgan Stanley Dean Witter Universal Funds, Inc. (the "Fund") is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors. The Mid Cap Value Portfolio (the "Portfolio") is one portfolio of the Fund managed by Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser"), an affiliate of Morgan Stanley Dean Witter Investment Management Inc.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

 TABLE OF CONTENTS

INVESTMENT SUMMARY

 Mid Cap Value Portfolio                    1

 Additional Risk Factors and Information    2

INVESTMENT ADVISER                          3

MANAGEMENT FEE                              3

PORTFOLIO MANAGERS                          4

SHAREHOLDER INFORMATION                     5

FINANCIAL HIGHLIGHTS                        6


INVESTMENT SUMMARY
 MID CAP VALUE PORTFOLIO


The Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Approach
The Portfolio focuses on stocks that the Adviser believes are undervalued based on its proprietary measures of value. While value stocks typically pay dividends, the Portfolio may purchase stocks that do not pay dividends if they possess other value characteristics. The equity capitalization of the companies the Portfolio invests in will generally match those in the S&P MidCap 400 Index (currently $500 million to $6 billion). The Portfolio may invest to a limited extent in foreign equity securities.

Process
The Adviser continually measures the relative attractiveness of the Portfolio's current holdings against potential purchases, analyzing each security on a fundamental basis. The Portfolio's holdings typically will have lower price/earnings ratios than the average stock included in the S&P MidCap 400 Index. Sector weightings normally are kept within 5% of those of the S&P MidCap 400 Index.

Risk
Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in mid-cap equity securities in the hope of earning superior returns. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events which affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). As a result of this price volatility, there is a risk that you may lose money by in-
                      vesting in the Portfolio. Investments in smaller companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Certain market conditions may favor value stocks or stocks of mid-sized companies, while other conditions may favor growth stocks or stocks of larger or smaller companies. Accordingly, a portfolio of mid-cap value stocks may, over certain periods of time, underperform a portfolio of growth stocks or stocks of larger or smaller companies.
 PERFORMANCE

 Commenced operations on January 2, 1997

         40.93%            15.85%

---------------------------------------
          1997             1998

  HIGH (QUARTER)      LOW (QUARTER)

        7/97 - 9/97    7/98 - 9/98
          20.57%         -13.04%

 AVERAGE ANNUAL TOTAL RETURN for
 periods ended December 31, 1998

                   MID CAP VALUE STANDARD & POOR'S
                     PORTFOLIO   MIDCAP 400 INDEX*
--------------------------------------------------
  Past One Year       15.85%          19.12%
--------------------------------------------------
  Since Inception     27.86%          26.45%


The bar chart and table above show the
performance of the Portfolio year-by-
year and as an average over different
periods of time. This performance
information does not include the
impact of any charges deducted by your
insurance company. If it did, returns
would be lower. The bar chart and
table demonstrate the variability of
performance over time and provide an
indication of the risks of investing
in the Portfolio. How the Portfolio
has performed in the past does not
necessarily indicate how the Portfolio
will perform in the future.

* The S&P MidCap 400 Index is a value
  weighted index. The companies chosen
  for the Index generally have market
  values between $500 million and $6
  billion, depending on current market
  valuation and represent a broad
  range of industry segments within
  the U.S. economy. An index is a
  hypothetical measure of performance
  based on the ups and downs of
  securities that make up a particular
  market. The index does not show
  actual investment returns or reflect
  payment of management or brokerage
  fees, which would lower the index's
  performance.

INVESTMENT SUMMARY

 ADDITIONAL RISK FACTORS AND INFORMATION


This section discusses additional risk factors and information relating to the Portfolio. The Portfolio's investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI") which is legally part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price volatility
The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries and companies. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown superior gains, although they have tended to be more volatile than fixed income securities in the short term.

Foreign investing
Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do no otherwise affect the value of the security in the issuer's home country. The Adviser may invest in certain instruments, such as derivatives and may use certain techniques such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes such as gaining exposure to foreign markets.

Year 2000 risk
The advisory and distribution services that the Adviser and Morgan Stanley & Co. Incorporated ("Morgan Stanley") provide to the Fund depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and Morgan Stanley have been actively working on necessary changes to their own computer systems to deal with the year 2000 problem and expect that their systems will be adapted before that date. There can be no assurance, however, that they will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser and Morgan Stanley are monitoring their remedial efforts, however, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Portfolio invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Portfolio's investments may be adversely affected.

Temporary defensive investments
When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short-and medium-term fixed income securities for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

Portfolio turnover
Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover will cause the Portfolio to incur additional transaction costs.

INVESTMENT ADVISER

MAS, with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428 provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. MAS is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"). MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. As of July 31, 1999, MAS and its institutional advisory affiliates had approximately $175 billion in assets under management or fiduciary advice.

MANAGEMENT FEE

The Adviser is entitled to receive a management fee at an annual percentage of the Portfolio's average daily net assets as follows:

  ASSETS                            FEE
----------------------------------------
  First $500 million               0.75%
----------------------------------------
  From $500 million to $1 billion  0.70%
----------------------------------------
  More than $1 billion             0.65%

However, the Adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.05% of its average daily assets. For purposes of determining the amount of the voluntary management fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.05%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 1998, MAS received a fee (net of fee waivers) equal to 0.23% of the Portfolio's average daily net assets for management services.

 PORTFOLIO MANAGERS

The following individuals have primary day-to-day portfolio management responsibility for the Portfolio:

MID CAP VALUE PORTFOLIO

William B. Gerlach, Gary G. Schlarbaum, Bradley S. Daniels and Chris Leavy

William B. Gerlach, a Vice President of Morgan Stanley, joined MAS in 1991. He served as a Programmer in Applications Software Development at Alphametrics Corporation from 1987 through 1991 and as a Data Analyst and Inflation Economist at Wharton Econometric Forecasting Associates from 1984 through 1987. He holds a B.A. in Economics from Haverford College. Gary G. Schlarbaum, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds Equity and Small Cap Value Portfolios in 1987, the MAS Funds Balanced Portfolio in 1992 and the MAS Funds Multi-Asset-Class and Mid Cap Value Portfolios in 1994. Mr. Schlarbaum holds a B.A. degree from Coe College and a Ph.D. from the University of Pennsylvania. Bradley S. Daniels, a Vice President of Morgan Stanley, joined MAS in 1985. Chris Leavy joined MAS in 1997. He served as a Portfolio Manager for Capitoline Investment Services from 1995-1997; a Portfolio Manager for Premier Trust Company from 1994 to 1995; and as a Research Analyst for Leavy Investment Management from 1993-1994. Messrs. Gerlach, Schlarbaum, Daniels and Leavy have had primary responsibility for managing the Portfolio since its inception.

 SHAREHOLDER INFORMATION

Purchasing and selling Fund shares
Shares are offered on each day that the New York Stock Exchange (the "NYSE") is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts they establish to fund variable life insurance and variable annuity contracts and by other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

The price per share will be the net asset value (NAV) per share next determined after the Fund receives the insurance company's purchase order. In some cases, an insurance company's order may be executed at the NAV that was computed at the close of the previous business day. NAV for one share is the value of that share's portion of all of the assets in the Portfolio. The Fund determines the net asset value for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business.

About net asset value
In calculating NAV, the Portfolio generally values its portfolio securities at their market price. If market prices are unavailable or the Portfolio thinks that they are unreliable because of events occurring after the close of trading, the Portfolio may determine fair value prices using methods approved by the Board of Directors. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

Dividends and distributions
The Portfolio distributes its investment income annually as dividends and makes distributions of capital gains, if any, at least annually.

Taxes
Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is summarized some important tax issues that affect the Portfolio and its shareholders. The summary is based on current tax laws, which may change.

The Portfolio expects that it will not have to pay income taxes if it distributes all of its income and gains. Net income and realized capital gains that the Portfolio distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

 FINANCIAL HIGHLIGHTS

MID CAP VALUE PORTFOLIO

The financial highlights table is intended to help you understand the Portfolio's financial performance since its inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose unqualified report thereon appears in the Portfolio's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the back cover to this Prospectus or from your insurance company.

                                                               PERIOD FROM
                                            YEAR ENDED     JANUARY 2, 1997* TO
                                         DECEMBER 31, 1998  DECEMBER 31, 1997
SELECTED PER SHARE DATA
 AND RATIOS
Net Asset Value, Beginning of Period          $ 13.32            $ 10.00
                                              -------            -------
Income From Investment Operations
 Net Investment Income                           0.04               0.02
 Net Realized and Unrealized Gain                2.04               4.05
                                              -------            -------
 Total From Investment Operations                2.08               4.07
                                              -------            -------
Distributions
 Net Investment Income                          (0.03)             (0.02)
 Net Realized Gain                              (0.45)             (0.73)
                                              -------            -------
 Total Distributions                            (0.48)             (0.75)
                                              -------            -------
Net Asset Value, End of Period                $ 14.92            $ 13.32
                                              =======            =======
Total Return                                    15.85 %            40.93 %
                                              =======            =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)             $31,381            $11,461
Ratio of Expenses to Average Net Assets          1.05 %             1.05 %**
Ratio of Net Investment Income to
 Average Net Assets                              0.42 %             0.19 %**
Portfolio Turnover Rate                           228 %              141 %
Effect of Voluntary Expense Limitation
 During the Period:
 Per Share Benefit to Net Investment
  Income                                      $  0.05            $  0.08
Ratios Before Expense Limitation:
 Expenses to Average Net Assets                  1.57 %             2.13 %**
 Net Investment Loss to Average Net
  Assets                                        (0.10)%            (0.89)%**

-------
 * Commencement of operations
** Annualized

 WHERE TO FIND ADDITIONAL INFORMATION

Statement of Additional Information
In addition to this Prospectus, the Fund has an SAI, dated May 1, 1999, as supplemented through September 2, 1999, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports
The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports, when available, without charge by contacting the Fund at the toll-free number above or your insurance company.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington, D.C. (for information call 1-800-SEC-0330); (2) On-line: you may retrieve information from the Commission's web site at "http://www.sec.gov"; or (3) By mail; you may request documents, upon payment of a duplicating fee, by writing to Securities
Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-7607.
MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
           [MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC. LOGO APPEARS HERE] P.O. Box 2798
  Boston, Massachusetts 02208-2798

  For information call 1-800-281-2715